Exhibit 10.1

EXECUTION VERSION

SECOND SUPPLEMENTAL TRUST DEED

22 July 2019

BETWEEN

AMCOR LIMITED

and

AMCOR FINANCE (USA), INC.

and

AMCOR UK FINANCE PLC

and

AMCOR PLC

and

BEMIS COMPANY, INC.

and

DB TRUSTEES (HONG KONG) LIMITED

Relating to the Series 3 €300,000,000 in aggregate principal amount of 2.750 per cent.
Notes due 2023 (ISIN: XS0907606379) issued under the €2,000,000,000 Euro Medium
Term Note Programme

REF: DEH/60049-30030

THIS SECOND SUPPLEMENTAL TRUST DEED is made on 22 July 2019

BETWEEN:

(1)                                 AMCOR LIMITED, a company incorporated with limited liability under the laws of the state of New South Wales, Australia with registered number ABN 62 000 017 372, whose registered office is at Level 11, 60 City Road, Southbank, VIC 3006, Australia (“Amcor Limited”);

(2)                                 AMCOR FINANCE (USA), INC, a company incorporated with limited liability under the laws of the state of Delaware, United States of America, whose registered office is at 2801 SW 149th Avenue, Suite 350, Miramar, FL 33027, United States of America (“Amcor USA” and, together with Amcor Limited, the “Issuers” and each an “Issuer”);

(3)                                 AMCOR UK FINANCE PLC, a public limited company incorporated with limited liability under the laws of England and Wales with registered number 4160806, whose registered office is at Amcor Central Services Bristol, 83 Tower Road North, Warmley, Bristol BS30 8XP, United Kingdom (“Amcor UK” (in its capacity as guarantor of the Notes issued by Amcor USA and Amcor Limited) and, together with Amcor Limited (in its capacity as guarantor of Notes issued by Amcor USA) and Amcor USA (in its capacity as guarantor of Notes issued by Amcor Limited), the “Existing Guarantors” and each an “Existing Guarantor”);

(4)                                 AMCOR PLC, a company incorporated with limited liability under the laws of Jersey with registered number 126984, whose registered office is at 3rd Floor, 44 Esplanade, St Helier, Jersey JE4 9WG (“Amcor plc”);

(5)                                 BEMIS COMPANY, INC., a corporation organised under the laws of Missouri, whose registered office is at 2301 Industrial Drive, Neenah, Wisconsin 54956 (“Bemis”); and

(6)                                 DB TRUSTEES (HONG KONG) LIMITED, a company incorporated under the laws of Hong Kong, whose principal office is at Level 52, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong (the “Trustee”, which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of these presents) as trustee for the Noteholders, the Receiptholders and the Couponholders (each as defined below).

WHEREAS:

(A)                               This Second Supplemental Trust Deed is supplemental to the Trust Deed dated 28 February 2011, as amended and restated by a first supplemental trust deed dated 26 October 2012 (hereinafter called the “Principal Trust Deed”) made between the Issuers, the Existing Guarantors and the Trustee and relating to the €2,000,000,000 Euro Medium Term Note Programme established by the Issuers (the “Programme”).

(B)                               Amcor Limited has issued €300,000,000 in aggregate principal amount of 2.75 per cent. Notes due 2023 (ISIN: XS0907606379) under the Programme (the “2023 Notes”) pursuant to and having the benefit of the Principal Trust Deed.

1

(C)                               Each of Amcor plc and Bemis (the “Acceding Guarantors” and each an “Acceding Guarantor”) has agreed to accede as a guarantor of the 2023 Notes pursuant to this Second Supplemental Trust Deed.

NOW THIS SECOND SUPPLEMENTAL TRUST DEED WITNESSES AND IT IS HEREBY AGREED AND DECLARED as follows:

1.                                      Subject as hereinafter provided and unless there is something in the subject matter or context inconsistent therewith, all words and expressions defined in the Principal Trust Deed shall have the same meanings in this Second Supplemental Trust Deed.

2.                                      Each of the Acceding Guarantors hereby irrevocably and unconditionally agrees to accede to the Principal Trust Deed as a Guarantor thereunder and as if originally named as a Guarantor therein in respect of Notes issued by Amcor Limited and, accordingly, irrevocably and unconditionally agrees on a joint and several basis to guarantee the due and punctual payment of all sums expressed to be payable by the Issuers under the Principal Trust Deed and the 2023 Notes when as the same shall become due and payable on the terms and subject to the conditions set out in Clause 7 of the Principal Trust Deed.

3.                                      The Second Supplemental Trust Deed shall henceforth be read and construed as one document with the Principal Trust Deed.

4.                                      No person other than a party to this Second Supplemental Trust Deed shall have any right by virtue of the Contracts (Rights of Third Parties) Act 1999 to enforce any term (express or implied) of this Second Supplemental Trust Deed, but this is without prejudice to any right or remedy of any third party which may exist or be available apart from that Act.

5.                                      This Second Supplemental Trust Deed and any non-contractual obligations arising out of or in connection with it, shall be governed by, and construed in accordance with, English law.

6.                                      A Memorandum of the Second Supplemental Trust Deed shall be endorsed by the Trustee on the Principal Trust Deed and by the Issuers on their duplicate thereof.

7.                                      This Second Supplemental Trust Deed may be executed in any number of counterparts, each of which, taken together, shall constitute one and the same Second Supplemental Trust Deed and any party may enter into this Second Supplemental Trust Deed by executing a counterpart.

IN WITNESS whereof this Second Supplemental Trust Deed has been executed by Amcor Limited, Amcor USA, Amcor UK, Amcor plc, Bemis and the Trustee as a deed and delivered on the day and year first above written.

SIGNATORIES

EXECUTED as a DEED by		)	/s/ Signatory
AMCOR LIMITED		)
acting by		)
)
acting under the authority of that company, in		)
the presence of:		)
)
Witness’s Signature	/s/ Graeme Vavasseur	)

Name	Graeme Vavasseur

Address	Seestrasse 69B, Thalwil
Switzerland 8800

Occupation	Vice President & Group Treasurer

EXECUTED as a DEED by		)	/s/ Signatory
AMCOR FINANCE (USA), INC. acting by		)
)
acting under the authority of that company, in		)
the presence of:		)
)
Witness’s Signature	/s/ Sean A. Scott	)
)
Name	Sean A. Scott

Address	561 Bayshore Dr
Fort Lauderdale FL 33304

Occupation	Tax Analyst

EXECUTED as a DEED by		)	/s/ Signatory
AMCOR UK FINANCE PLC acting by		)
)
acting under the authority of that company, in		)
the presence of:		)
)
Witness’s Signature	/s/ Ralf Hoensch	)
)
Name	Ralf Hoensch

Address	Thurgauerstr. 34
8050 Zurich

Occupation	Director Risk Europe

EXECUTED as a DEED by		)	/s/ Signatory
AMCOR PLC acting by		)
)
acting under the authority of that company, in		)
the presence of:		)
)
Witness’s Signature	/s/ Graeme Vavasseur	)
)
Name	Graeme Vavasseur

Address	Seestrasse 69B, Thalwil
Switzerland, 8800

Occupation	Vice President & Group Treasurer

EXECUTED as a DEED by		)	/s/ Signatory Andrew Cowper
BEMIS COMPANY, INC. acting by		)
)
acting under the authority of that company, in		)
the presence of:		)
)
Witness’s Signature	/s/ Elizabeth A. Dalisay	)
)
Name	Elizabeth A. Dalisay

Address	44 Streatley Road Kilburn NW6 7LS

Occupation	Home Maintainance

THE COMMON SEAL of))
DB TRUSTEES (HONG KONG) LIMITED))
was affixed to this deed in))
the presence of:	)
)

	WANG Yaohui	/s/ Signatory
Authorised Signatory	Authorised Signatory	Authorised Signatory

	Christina Nip	/s/ Signatory
Authorised Signatory	Authorised Signatory	Authorised Signatory